Summary Prospectus Supplement	January 1, 2024

Putnam California Tax Exempt Income Fund

Putnam Core Bond Fund

Putnam Diversified Income Trust

Putnam Dynamic Asset Allocation Conservative Fund

Putnam Floating Rate Income Fund

Putnam Focused Equity Fund

Putnam Focused Large Cap Value ETF

Putnam Global Income Trust

Putnam Global Technology Fund

Putnam Intermediate-Term Municipal Income Fund

Putnam International Value Fund

Putnam Massachusetts Tax Exempt Income Fund

Putnam Minnesota Tax Exempt Income Fund

Putnam Mortgage Securities Fund

Putnam New Jersey Tax Exempt Income Fund

Putnam New York Tax Exempt Income Fund

Putnam Ohio Tax Exempt Income Fund

Putnam Pennsylvania Tax Exempt Income Fund

Putnam Short Duration Bond Fund

Putnam Short-Term Municipal Income Fund

Putnam Small Cap Growth Fund

Putnam Strategic Intermediate Municipal Fund

Putnam Tax Exempt Income Fund

Putnam Tax-Free High Yield Fund

On January 1, 2024 (the “Effective Date”), a subsidiary of Franklin Resources, Inc. (“Franklin Resources”) acquired Putnam U.S. Holdings I, LLC (“Putnam Holdings”) in a stock and cash transaction (the “Transaction”). As a result of the Transaction, Putnam Investment Management, LLC (“Putnam Management”), a wholly-owned subsidiary of Putnam Holdings and the investment manager to the Putnam family of funds (the “Putnam Funds”), Putnam Investments Limited (“PIL”), an indirect, wholly-owned subsidiary of Putnam Holdings and a sub-adviser to certain of the Putnam Funds, and The Putnam Advisory Company, LLC (“PAC”), an indirect, wholly-owned subsidiary of Putnam Holdings and a sub-adviser to certain of the Putnam Funds, became indirect, wholly-owned subsidiaries of Franklin Resources.

Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of November 30, 2023, after giving effect to the Transaction, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.546 trillion. As a result of the Transaction, Putnam Management, PIL, and PAC will be able to draw on the broader investment resources, including portfolio management, investment research, trading expertise and other capabilities, of Franklin Templeton to the benefit of the Putnam Funds.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction resulted in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-advisory contracts that were in place for each Putnam Fund before the Transaction. Shareholder meetings for each Putnam Fund have been called to approve new investment management and sub-advisory contracts. In the meantime, Putnam Management and, where applicable, the Putnam Funds’ sub-adviser(s) continue to provide uninterrupted services with respect to the Putnam Funds listed above pursuant to interim investment management and sub-advisory contracts (together, the “Interim Advisory Contracts”) that were approved by the Board of Trustees for use while the Putnam Funds continue to seek shareholder approval of new investment management and sub-advisory contracts.

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The terms of the Interim Advisory Contracts are identical to those of the investment management and sub-advisory contracts (where applicable) for the above-listed Putnam Funds that were in place prior to consummation of the Transaction, except for the term of the contracts and those provisions required by regulation, including the escrow provision described below. Each Interim Advisory Contract took effect upon the consummation of the Transaction on the Effective Date and will continue in effect for a term ending on the earlier of 150 days from the Effective Date (the “150-day period”) or, if shareholders of a fund approve new investment management and sub-advisory contracts (where applicable) with respect to the fund, the effective date of the new contracts. The Board of Trustees or a “majority of the outstanding voting securities,” as defined in the 1940 Act, may terminate an Interim Advisory Contract on 10 calendar days’ written notice without the payment of any penalty. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned under the Interim Advisory Contracts will be held in an interest-bearing escrow account. If shareholders of a fund approve new investment management and sub-advisory contracts (where applicable) with respect to the fund before the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Contracts, plus interest earned, will be paid to Putnam Management and any applicable sub-adviser. If shareholders of a fund do not approve new investment management and sub-advisory contracts (where applicable) with respect to the fund before the end of the 150-day period, the Board of Trustees will consider what further action to take consistent with their fiduciary duties to the fund, and Putnam Management (and any applicable sub-adviser) will be paid the lesser of its costs incurred in performing services under the Interim Advisory Contracts or the total amount of the escrow account, plus interest earned.

The Summary Prospectus for each of the Putnam Funds listed above is amended to reflect the foregoing.

Shareholders should retain this Supplement for future reference.